Advancing the Promise of Precision Medicine HTG Molecular Diagnostics Corporate Overview July 2021 Exhibit 99.1

Forward-Looking Statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the benefits and capabilities of our transcriptome panel and the timing of its commercial launch, possible companion diagnostic and HTG Molecular Diagnostics, Inc. (“HTG”) diagnostic products, potential addressable markets and the size of those markets, including new markets and opportunities expected as a result of our full transcriptome technology, HTG being well positioned in the emerging field of RNA therapeutics, our timeline strategy, planned product development and our product and technology roadmap, prospects, and plans and objectives are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements, including due to risks and uncertainties associated with the development and commercialization of products, competition with new and existing technologies, the outcome of relationships with third parties, the COVID-19 pandemic and other factors as discussed under the heading “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our views with respect to future events as of the date set forth on the first page of this presentation, and we assume no obligation to update any forward-looking statements as a result of new information, future events or otherwise as of such date. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products, product candidates and services, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. These statements are based upon information available to us as of the date of the presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements

Welcome to HTG 3

4 HTG plans to solve two big problems – efficacy and safety 3% Commercial Efficacy Operational Strategy Safety Commercial Efficacy Safety Strategy Operational Reason for failure in Phase II Reason for failure in Phase III <12% of drugs entering clinical trials succeed* Approx $985M per drug approved* * pharma.org

HTG Therapeutics is planning to disrupt the paradigm Pushing iterative knowledge learning upstream 5 Source: The Skeptical Chemist Level of knowledge 2 – 3 years 3 – 5 years <1 year 2 -4 years Level of knowledge Registration and market introduction Chemistry Search for active substances, application for patent Pharma-cology Toxicological effect studies on various kinds of animals Industrial Authorization process Phase I Study of the effects on healthy human subjects 20 – 50 people Phase II Limited study of patients 50 – 100 people Phase III Comparative study on large number of patients 500 – 50,000 NDA New drug application authorization process Phase IV Continued comparative studies Preclinical studies Clinical studies* $100M $200M $300M $400M Pull forward *Theskepticalchemist.com

6 Early and often transcriptome profiling can disrupt drug development Integrating big data expression profiling to improve therapeutic candidates

7 Comprehensive RNA profiling platform technology HTG’s advanced new profiling capabilities expected to open up exciting new market opportunities New New

HTG has evolved its platform technology: Advanced full transcriptome profiling combined with machine learning driven chemistry expected to enable more effective drug and companion diagnostic discovery across broad disease areas 8

HTG is well positioned in the emerging field of RNA therapeutics 20X increase in targets vs. current protein paradigm expected 9 Nature Reviews, August 2018

Multiple target strategies for drug discovery 10

HTG Therapeutics – RNA based drug discovery Pioneering transcriptomic drug profiling to deliver precision therapeutics 11 Harnessing the power of transcriptome-wide profiling and novel chemistry to more efficiently develop drug candidates that have a higher probability of clinical success Our approach Leveraging the HTG EdgeSeq whole transcriptome mRNA and miRNA platform, we expect to capture profiles of health and disease, revealing novel architectures of expression and epi-transcriptomic modification, helping improve discovery and hit to lead efficiency and effectiveness Utilizing these architectures we intend to target our chemistry platform to define therapeutic candidates and reverse disease progression to help improve lead candidate potency and minimize off target effects

HTG Life Sciences - the intersection of innovative profiling and chemistry

Four pillars to the platform

EdgeSeq

Whole transcriptome mRNA and miRNA profiling guides drug discovery yielding architectures of health and disease

HTG CheML Platform

Custom focus libraries, AI driven chemoinformatics, multifaceted medicinal chemistry approach



HTG Epi-EdgeSeq

Epi transcriptome profiling assessing m^6A, A to I and other RNA modifications

HTG EdgeAI

Iterative profiling and structural modifications are cycled to identify candidates with maximum potency, minimal toxicity with the goal to reverse transcriptomic disease

HTG

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HTG drug discovery process 13 Iterative Development Candidate

HTG clinical process 14 Approval

m^6A methylation and transcriptome measurement using HTG technology

Heat shock stress in cultured cells: Biological model of the impact of stress on RNA expression and modification.

A combination of EdgeSeq and epiEdgeSeq allows:

- Robust measurement of RNA expression and RNA modification levels.
- Replication of published data.
- Discovery of additional modalities relative to m^6A abundance with clear links to known biology.


m6A Modification
Average raw counts (n=3)
700000
600000
500000
400000
300000
200000
100000
0
Cntl
HS
HSPA1A
HSPA6
DNAJB1
EP300
MYC
Gene


Gene Expression
Average raw counts (n=3)
50000
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
Cntl
HS
HSPA1A
HSPA6
DNAJB1
EP300
MYC
Gene


FOSB
RNA
EP300
m6A
HSPA6
m6A
CDKN1A
RNA
HSP90AA1
RNA
m6A
HSPA2
RNA
m6A
HSPA5
RNA
m6A
HSPA1A/HSPA1B
HSF1
HSPA1L
RNA
m6A
RNA
m6A
DNAJB1

Biological pathway analysis of effects on RNA expression and m^6A modification in response to heat stress.

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Transcription and m⁶A regulation during IL-2 stimulation of PBMCs

IL-2 stimulation of Peripheral Blood Mononuclear Cells (PBMCs): : Low-dose IL-2 stimulation preferentially activates regulatory T-cells and is a treatment of interest for cancer and autoimmune disorders.

We investigated the impact of low-dose IL-2 treatment using PBMCs as a model.

Combined EdgeSeq and epiEdgeSeq data identify:

- Transcriptional and modification changes in response to IL-2.
- m⁶A modification is independent of expression level (as expected), and may increase or decrease regardless of RNA level.



Gene Expression
Raw counts, average triplicates
25000
20000
15000
10000
5000
0
30000
25000
20000
15000
10000
5000
0
Before stimulation
After stimulation
NAMPT
MARCKS
GPR183
FOSL2
SOCS3
BCL2A1
CCL24
DUSP6
LILRB3
GEMIN6
Level of m⁶A modified RNA
Gene name

HTG

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17 In Silico Chemistry Platform – Machine Learning mRNA, miRNA and epi-T profiling data guides small molecule drug discovery Machine learning compound design of focused small molecule library sets. Structure Based Ligand Based Pharmacophore Based 3-D Docking Technology to survey binding sites.

In Silico Chemistry Platform 18

Pipeline 19

The team 20 John Lubniewski, Chief Executive Officer Ventana/Roche, Corning, Procter and Gamble Marian Navratil, SVP Research and Development Danaher, Beckman Coulter, University of Minnesota, Linkoping University Todd Huffman, VP of Strategy Padlock Therapeutics, Scripps, S6 Therapeutics, RCT, University of Virginia Carl Kaub, VP of Chemistry WuXi, eMolecules, Synterys, Nanosyn, Renovis, Cephalon Des Raitt, Business Development Seal Biosciences, Nycomed, ALTANA, Vertex, Burrill and Co, Harvard Medical School

21 Accent partners with Astra Zeneca in preclinical deal, $55M upfront, $1.1B in total milestones June, 2020 Arrakis Therapeutics partners with Roche for the discovery of RNA-targeted small molecule drugs against a broad set of targets across all of Roche’s research and development area, $190M upfront, >$1B in total milestones April 2020 Examples in RNA therapeutics

Creating two categories of value Hybrid business model 22 Platform Value (RNA profiling) Position EdgeSeq to accommodate expanding market demand for next generation transcriptome profiling ($1B market TAM): - Epi– Transcriptome – m6A, A to I, etc. - RNA Modifying Protein Panels - microRNAs - mRNAs - Transcriptome Reversal Proprietary data (profiling, maps and intellectual property), pharma partnerships, RUO/CLIA enablement, and translational research and discovery Asset Value (patented novel therapeutics) Therapeutic programs are partnered with Pharma - Validation - Screening - Preclinical Milestone payments, royalties on approved drug sales ($10 -100’s M) Option to spin out single assets into subs for acquisition ($10 – 100’s M) Value depends on stage, risk, clinical indication, unmet need +

HTG 23 HTG Molecular HTG Therapeutics HTG is a transcriptomics company developing novel drug candidates and profiling diagnostics to determine the right therapy for the right patient HTG Molecular – life science tools and diagnostics based on proprietary transcriptomic technologies and informatics HTG Therapeutics – therapeutic discovery integrating transcriptomic profiling and machine learning guided library construction